SUB-ITEM EX77Q1E

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

     This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Insured Municipal Income Trust, Invesco California Quality Municipal Securities, Invesco High Yield Investments Funds, Inc., Invesco Insured California Municipal Securities, Invesco Insured Municipal Bond Trust, Invesco Insured Municipal Income Trust, Invesco Insured Municipal Securities, Invesco Insured Municipal Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Income Opportunities Trust II, Invesco Municipal Income Opportunities Trust III, Invesco Municipal Premium Income Trust, Invesco New York Quality Municipal Securities, Invesco Prime Income Trust, Invesco Quality Municipal Income Trust, Invesco Quality Municipal Investment Trust, Invesco Quality Municipal Securities and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

     For the Contractual Limits (listed in Exhibits A - D), the Trusts and Invesco agree until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding
(i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses related to a merger or reorganization, as approved by the Funds' Boards of Trustees; (vi) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (vii) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Notwithstanding the foregoing, for Funds indicated on Exhibits A - D with an asterisk, Invesco will waive its fees or reimburse expenses to the extent that total annual fund operating expenses after fee waiver and/or expense reimbursement of a class of a Fund (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net
assets allocable to such class.   Acquired fund fees and expenses are not fees
or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A-D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

     For the Contractual Limits, each of the Trusts and Invesco agree to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

     For the Voluntary Limits (listed in Exhibits A - D), the Trusts and Invesco agree that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion after consultation with the Funds' Boards of Trustees. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

     It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

        AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
        AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
        AIM FUNDS GROUP (INVESCO FUNDS GROUP)
        AIM GROWTH  SERIES (INVESCO GROWTH SERIES)
        AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
        AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
        AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES
        INVESCO HIGH YIELD INVESTMENT FUNDS, INC.
        INVESCO INSURED CALIFORNIA MUNICIPAL SECURITIES
        INVESCO INSURED MUNICIPAL BOND TRUST
        INVESCO INSURED MUNICIPAL INCOME TRUST
        INVESCO INSURED MUNICIPAL SECURITIES
        INVESCO INSURED MUNICIPAL TRUST
        INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
        INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II
        INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III
        INVESCO MUNICIPAL PREMIUM INCOME TRUST
        INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES
        INVESCO PRIME INCOME TRUST
        INVESCO QUALITY MUNICIPAL INCOME TRUST
        INVESCO QUALITY MUNICIPAL INVESTMENT TRUST
        INVESCO QUALITY MUNICIPAL SECURITIES
        SHORT-TERM INVESTMENTS TRUST
        on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

        By: /s/ John M. Zerr
            ------------------------
        Title: Senior Vice President

        INVESCO ADVISERS, INC.

        By: /s/ John M. Zerr
            ------------------------
        Title: Senior Vice President
                                                             as of July 18, 2011

                          EXHIBIT "A" - RETAIL FUNDS(1)
                          -----------------------------

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                           CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF      EXPIRATION
FUND                                        VOLUNTARY     LIMITATION      CURRENT LIMIT           DATE
----------------------------------------   ------------   -----------   -----------------   -----------------
Invesco California Tax-Free Income Fund*
   Class A Shares                          Contractual          0.85%   February 12, 2010   June 30, 2012
   Class B Shares                          Contractual          1.35%   February 12, 2010   June 30, 2012
   Class C Shares                          Contractual          1.35%   February 12, 2010   June 30, 2012
   Class Y Shares                          Contractual          0.60%   February 12, 2010   June 30, 2012

Invesco Core Plus Bond Fund
   Class A Shares                          Contractual          0.75%   June 6, 2011        June 30, 2013
   Class B Shares                          Contractual          1.50%   June 6, 2011        June 30, 2013
   Class C Shares                          Contractual          1.50%   June 6, 2011        June 30, 2013
   Class R Shares                          Contractual          1.00%   June 6, 2011        June 30, 2013
   Class Y Shares                          Contractual          0.50%   June 6, 2011        June 30, 2013
   Institutional Class Shares              Contractual          0.50%   June 6, 2011        June 30, 2013

Invesco Dividend Growth Securities Fund*
   Class A Shares                          Contractual          0.95%   February 12, 2010   June 30, 2012
   Class B Shares                          Contractual          1.70%   February 12, 2010   June 30, 2012
   Class C Shares                          Contractual          1.70%   February 12, 2010   June 30, 2012
   Class Y Shares                          Contractual          0.70%   February 12, 2010   June 30, 2012

Invesco Equally-Weighted S&P 500 Fund*
   Class A Shares                          Contractual          0.75%   February 12, 2010   June 30, 2012
   Class B Shares                          Contractual          1.50%   February 12, 2010   June 30, 2012
   Class C Shares                          Contractual          1.50%   February 12, 2010   June 30, 2012
   Class R Shares                          Contractual          1.00%   February 12, 2010   June 30, 2012
   Class Y Shares                          Contractual          0.50%   February 12, 2010   June 30, 2012

Invesco Floating Rate Fund
     Class A Shares                        Contractual          1.50%   April 14, 2006      December 31, 2011
     Class C Shares                        Contractual          2.00%   April 14, 2006      December 31, 2011
     Class R Shares                        Contractual          1.75%   April 14, 2006      December 31, 2011
     Class Y Shares                        Contractual          1.25%   October 3, 2008     December 31, 2011
     Institutional Class Shares            Contractual          1.25%   April 14, 2006      December 31, 2011

Invesco S&P 500 Index Fund*
   Class A Shares                          Contractual          0.65%   February 12, 2010   June 30, 2012
   Class B Shares                          Contractual          1.40%   February 12, 2010   June 30, 2012
   Class C Shares                          Contractual          1.40%   February 12, 2010   June 30, 2012
   Class Y Shares                          Contractual          0.40%   February 12, 2010   June 30, 2012

Invesco Select Real Estate Income Fund
   Class A Shares                          Contractual          2.00%   July 1, 2009        December 31, 2011
   Class B Shares                          Contractual          2.75%   July 1, 2009        December 31, 2011
   Class C Shares                          Contractual          2.75%   July 1, 2009        December 31, 2011
   Class Y Shares                          Contractual          1.75%   July 1, 2009        December 31, 2011
   Institutional Class Shares              Contractual          1.75%   July 1, 2009        December 31, 2011

Invesco Structured Core Fund
   Class A Shares                          Contractual          1.00%   July 1, 2009        June 30, 2012
   Class B Shares                          Contractual          1.75%   July 1, 2009        June 30, 2012
   Class C Shares                          Contractual          1.75%   July 1, 2009        June 30, 2012
   Class R Shares                          Contractual          1.25%   July 1, 2009        June 30, 2012
   Class Y Shares                          Contractual          0.75%   July 1, 2009        June 30, 2012
   Investor Class Shares                   Contractual          1.00%   July 1, 2009        June 30, 2012
   Institutional Class Shares              Contractual          0.75%   July 1, 2009        June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                             as of July 18, 2011

                                                        CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                                                     VOLUNTARY     LIMITATION      CURRENT LIMIT         DATE
-----------------------------------------------------   ------------   -----------   -----------------   -------------
Invesco Van Kampen American Franchise Fund*
   Class A Shares                                       Contractual          1.05%     May 23, 2011        June 30, 2013
   Class B Shares                                       Contractual          1.22%(8)  May 23, 2011        June 30, 2013
   Class C Shares                                       Contractual          1.80%     May 23, 2011        June 30, 2013
   Class R Shares                                       Contractual          1.30%     May 23, 2011        June 30, 2013
   Class Y Shares                                       Contractual          0.80%     May 23, 2011        June 30, 2013
   Institutional Class Shares                           Contractual          0.80%     May 23, 2011        June 30, 2013

Invesco Van Kampen Equity and Income Fund*
   Class A Shares                                       Contractual          0.82%     February 12, 2010   June 30, 2012
   Class B Shares                                       Contractual          0.95%(8)  February 12, 2010   June 30, 2012
   Class C Shares                                       Contractual          1.57%     February 12, 2010   June 30, 2012
   Class R Shares                                       Contractual          1.07%     February 12, 2010   June 30, 2012
   Class Y Shares                                       Contractual          0.57%     February 12, 2010   June 30, 2012
   Institutional Class Shares                           Contractual          0.57%     February 12, 2010   June 30, 2012

Invesco Van Kampen Growth and Income Fund*
   Class A Shares                                       Contractual          0.88%     February 12, 2010   June 30, 2012
   Class B Shares                                       Contractual          1.63%     February 12, 2010   June 30, 2012
   Class C Shares                                       Contractual          1.63%     February 12, 2010   June 30, 2012
   Class R Shares                                       Contractual          1.13%     February 12, 2010   June 30, 2012
   Class Y Shares                                       Contractual          0.63%     February 12, 2010   June 30, 2012
   Institutional Class Shares                           Contractual          0.63%     February 12, 2010   June 30, 2012

Invesco Van Kampen Pennsylvania Tax Free Income Fund*
   Class A Shares                                       Contractual          1.13%     February 12, 2010   June 30, 2012
   Class B Shares                                       Contractual          1.88%     February 12, 2010   June 30, 2012
   Class C Shares                                       Contractual          1.88%     February 12, 2010   June 30, 2012
   Class Y Shares                                       Contractual          0.88%     February 12, 2010   June 30, 2012

Invesco Van Kampen Small Cap Growth Fund*
   Class A Shares                                       Contractual          1.38%     February 12, 2010   June 30, 2012
   Class B Shares                                       Contractual          2.13%     February 12, 2010   June 30, 2012
   Class C Shares                                       Contractual          2.13%     February 12, 2010   June 30, 2012
   Class Y Shares                                       Contractual          1.13%     February 12, 2010   June 30, 2012

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                   CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                VOLUNTARY     LIMITATION      CURRENT LIMIT            DATE
--------------------------------   ------------   -----------   ------------------   -----------------
Invesco Capital Development Fund
     Class A Shares                Contractual          2.00%   July 1, 2009         February 28, 2012
     Class B Shares                Contractual          2.75%   July 1, 2009         February 28, 2012
     Class C Shares                Contractual          2.75%   July 1, 2009         February 28, 2012
     Class R Shares                Contractual          2.25%   July 1, 2009         February 28, 2012
     Class Y Shares                Contractual          1.75%   July 1, 2009         February 28, 2012
     Investor Class Shares         Contractual          2.00%   July 1, 2009         February 28, 2012
     Institutional Class Shares    Contractual          1.75%   July 1, 2009         February 28, 2012

Invesco Charter Fund
     Class A Shares                Contractual          2.00%   July 1, 2009         February 28, 2012
     Class B Shares                Contractual          2.75%   July 1, 2009         February 28, 2012
     Class C Shares                Contractual          2.75%   July 1, 2009         February 28, 2012
     Class R Shares                Contractual          2.25%   July 1, 2009         February 28, 2012
     Class S Shares                Contractual          1.90%   September 25, 2009   February 28, 2012
     Class Y Shares                Contractual          1.75%   July 1, 2009         February 28, 2012
   Institutional Class Shares      Contractual          1.75%   July 1, 2009         February 28, 2012

See page 14 for footnotes to Exhibit A.

                                                             as of July 18, 2011

                                    CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                 VOLUNTARY     LIMITATION      CURRENT LIMIT            DATE
---------------------------------   ------------   -----------   ------------------   -----------------
Invesco Constellation Fund
     Class A Shares                 Contractual          2.00%   July 1, 2009         February 28, 2012
     Class B Shares                 Contractual          2.75%   July 1, 2009         February 28, 2012
     Class C Shares                 Contractual          2.75%   July 1, 2009         February 28, 2012
     Class R Shares                 Contractual          2.25%   July 1, 2009         February 28, 2012
     Class Y Shares                 Contractual          1.75%   July 1, 2009         February 28, 2012
     Institutional Class Shares     Contractual          1.75%   July 1, 2009         February 28, 2012

Invesco Disciplined Equity Fund
     Class Y Shares                 Contractual          1.75%   July 14, 2009        February 28, 2012

Invesco Diversified Dividend Fund
     Class A Shares                 Contractual          0.95%   July 18, 2011        June 30, 2013
     Class B Shares                 Contractual          1.70%   July 18, 2011        June 30, 2013
     Class C Shares                 Contractual          1.70%   July 18, 2011        June 30, 2013
     Class R Shares                 Contractual          1.20%   July 18, 2011        June 30, 2013
     Class Y Shares                 Contractual          0.70%   July 18, 2011        June 30, 2013
     Investor Class Shares          Contractual          0.95%   July 18, 2011        June 30, 2013
     Institutional Class Shares     Contractual          0.70%   July 18, 2011        June 30, 2013

Invesco Summit Fund
     Class A Shares                 Contractual          2.00%   July 1, 2009         February 28, 2012
     Class B Shares                 Contractual          2.75%   July 1, 2009         February 28, 2012
     Class C Shares                 Contractual          2.75%   July 1, 2009         February 28, 2012
     Class P Shares                 Contractual          1.85%   July 1, 2009         February 28, 2012
     Class S Shares                 Contractual          1.90%   September 25, 2009   February 28, 2012
     Class Y Shares                 Contractual          1.75%   July 1, 2009         February 28, 2012
     Institutional Class Shares     Contractual          1.75%   July 1, 2009         February 28, 2012

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                           CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF     EXPIRATION
FUND                                        VOLUNTARY     LIMITATION      CURRENT LIMIT          DATE
----------------------------------------   ------------   -----------   -----------------   --------------
Invesco European Small Company Fund
     Class A Shares                        Contractual          2.25%     July 1, 2009        April 30, 2012
     Class B Shares                        Contractual          3.00%     July 1, 2009        April 30, 2012
     Class C Shares                        Contractual          3.00%     July 1, 2009        April 30, 2012
     Class Y Shares                        Contractual          2.00%     July 1, 2009        April 30, 2012

Invesco Global Core Equity Fund
     Class A Shares                        Contractual          1.25%     May 23, 2011        June 30, 2013
     Class B Shares                        Contractual          1.52%(8)  May 23, 2011        June 30, 2013
     Class C Shares                        Contractual          2.00%     May 23, 2011        June 30, 2013
     Class R Shares                        Contractual          1.50%     May 23, 2011        June 30, 2013
     Class Y Shares                        Contractual          1.00%     May 23, 2011        June 30, 2013
     Institutional Class Shares            Contractual          1.00%     May 23, 2011        June 30, 2013

Invesco International Small Company Fund
     Class A Shares                        Contractual          2.25%     July 1, 2009        April 30, 2012
     Class B Shares                        Contractual          3.00%     July 1, 2009        April 30, 2012
     Class C Shares                        Contractual          3.00%     July 1, 2009        April 30, 2012
     Class Y Shares                        Contractual          2.00%     July 1, 2009        April 30, 2012
     Institutional Class Shares            Contractual          2.00%     July 1, 2009        April 30, 2012

Invesco Small Cap Equity Fund
     Class A Shares                        Contractual          2.00%     July 1, 2009        April 30, 2012
     Class B Shares                        Contractual          2.75%     July 1, 2009        April 30, 2012
     Class C Shares                        Contractual          2.75%     July 1, 2009        April 30, 2012
     Class R Shares                        Contractual          2.25%     July 1, 2009        April 30, 2012
     Class Y Shares                        Contractual          1.75%     July 1, 2009        April 30, 2012
     Institutional Class Shares            Contractual          1.75%     July 1, 2009        April 30, 2012

See page 14 for footnotes to Exhibit A.

                                                             as of July 18, 2011

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                              CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY     LIMITATION      CURRENT LIMIT          DATE
-------------------------------------------   ------------   -----------   -----------------   --------------
Invesco Balanced-Risk Retirement 2020 Fund(2)
     Class A Shares                           Contractual          0.25%   November 4, 2009    April 30, 2012
     Class A5 Shares                          Contractual          0.25%   February 12, 2010   April 30, 2012
     Class B Shares                           Contractual          1.00%   November 4, 2009    April 30, 2012
     Class C Shares                           Contractual          1.00%   November 4, 2009    April 30, 2012
     Class C5 Shares                          Contractual          1.00%   February 12, 2010   April 30, 2012
     Class R Shares                           Contractual          0.50%   November 4, 2009    April 30, 2012
     Class R5 Shares                          Contractual          0.50%   February 12, 2010   April 30, 2012
     Class Y Shares                           Contractual          0.00%   November 4, 2009    April 30, 2012
     Institutional Class Shares               Contractual          0.00%   November 4, 2009    April 30, 2012

Invesco Balanced-Risk Retirement 2030 Fund(3)
     Class A Shares                           Contractual          0.25%   November 4, 2009    April 30, 2012
     Class A5 Shares                          Contractual          0.25%   February 12, 2010   April 30, 2012
     Class B Shares                           Contractual          1.00%   November 4, 2009    April 30, 2012
     Class C Shares                           Contractual          1.00%   November 4, 2009    April 30, 2012
     Class C5 Shares                          Contractual          1.00%   February 12, 2010   April 30, 2012
     Class R Shares                           Contractual          0.50%   November 4, 2009    April 30, 2012
     Class R5 Shares                          Contractual          0.50%   February 12, 2010   April 30, 2012
     Class Y Shares                           Contractual          0.00%   November 4, 2009    April 30, 2012
     Institutional Class Shares               Contractual          0.00%   November 4, 2009    April 30, 2012

Invesco Balanced-Risk Retirement 2040 Fund(4)
     Class A Shares                           Contractual          0.25%   November 4, 2009    April 30, 2012
     Class A5 Shares                          Contractual          0.25%   February 12, 2010   April 30, 2012
     Class B Shares                           Contractual          1.00%   November 4, 2009    April 30, 2012
     Class C Shares                           Contractual          1.00%   November 4, 2009    April 30, 2012
     Class C5 Shares                          Contractual          1.00%   February 12, 2010   April 30, 2012
     Class R Shares                           Contractual          0.50%   November 4, 2009    April 30, 2012
     Class R5 Shares                          Contractual          0.50%   February 12, 2010   April 30, 2012
     Class Y Shares                           Contractual          0.00%   November 4, 2009    April 30, 2012
     Institutional Class Shares               Contractual          0.00%   November 4, 2009    April 30, 2012

Invesco Balanced-Risk Retirement 2050 Fund(5)
     Class A Shares                           Contractual          0.25%   November 4, 2009    April 30, 2012
     Class A5 Shares                          Contractual          0.25%   February 12, 2010   April 30, 2012
     Class B Shares                           Contractual          1.00%   November 4, 2009    April 30, 2012
     Class C Shares                           Contractual          1.00%   November 4, 2009    April 30, 2012
     Class C5 Shares                          Contractual          1.00%   February 12, 2010   April 30, 2012
     Class R Shares                           Contractual          0.50%   November 4, 2009    April 30, 2012
     Class R5 Shares                          Contractual          0.50%   February 12, 2010   April 30, 2012
     Class Y Shares                           Contractual          0.00%   November 4, 2009    April 30, 2012
     Institutional Class Shares               Contractual          0.00%   November 4, 2009    April 30, 2012


Invesco Balanced-Risk Retirement Now Fund(6)
     Class A Shares                           Contractual          0.25%   November 4, 2009    June 30, 2012
     Class A5 Shares                          Contractual          0.25%   February 12, 2010   June 30, 2012
     Class B Shares                           Contractual          1.00%   November 4, 2009    June 30, 2012
     Class C Shares                           Contractual          1.00%   November 4, 2009    June 30, 2012
     Class C5 Shares                          Contractual          1.00%   February 12, 2010   June 30, 2012
     Class R Shares                           Contractual          0.50%   November 4, 2009    June 30, 2012
     Class R5 Shares                          Contractual          0.50%   February 12, 2010   June 30, 2012
     Class Y Shares                           Contractual          0.00%   November 4, 2009    June 30, 2012
     Institutional Class Shares               Contractual          0.00%   November 4, 2009    June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                             as of July 18, 2011

                                                  CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF      EXPIRATION
FUND                                               VOLUNTARY     LIMITATION      CURRENT LIMIT           DATE
-----------------------------------------------   ------------   -----------   ------------------   --------------
Invesco Convertible Securities Fund*
     Class A Shares                               Contractual          1.11%   May 23, 2011         June 30, 2012
     Class B Shares                               Contractual          1.86%   May 23, 2011         June 30, 2012
     Class C Shares                               Contractual          1.86%   May 23, 2011         June 30, 2012
     Class Y Shares                               Contractual          0.86%   May 23, 2011         June 30, 2012
     Institutional Class Shares                   Contractual          0.86%   May 23, 2011         June 30, 2012
Invesco Global Equity Fund
     Class A Shares                               Contractual          2.25%   July 1, 2009         April 30, 2012
     Class B Shares                               Contractual          3.00%   July 1, 2009         April 30, 2012
     Class C Shares                               Contractual          3.00%   July 1, 2009         April 30, 2012
     Class R Shares                               Contractual          2.50%   July 1, 2009         April 30, 2012
     Class Y Shares                               Contractual          2.00%   July 1, 2009         April 30, 2012
     Institutional Class Shares                   Contractual          2.00%   July 1, 2009         April 30, 2012
Invesco Growth Allocation Fund
     Class A Shares                               Contractual          0.37%   June 6, 2011         June 30, 2012
     Class B Shares                               Contractual          1.12%   June 6, 2011         June 30, 2012
     Class C Shares                               Contractual          1.12%   June 6, 2011         June 30, 2012
     Class R Shares                               Contractual          0.62%   June 6, 2011         June 30, 2012
     Class S Shares                               Contractual          0.27%   June 6, 2011         June 30, 2012
     Class Y Shares                               Contractual          0.12%   June 6, 2011         June 30, 2012
     Institutional Class Shares                   Contractual          0.12%   June 6, 2011         June 30, 2012
Invesco Income Allocation Fund
     Class A Shares                               Contractual          0.28%   July 1, 2009         April 30, 2012
     Class B Shares                               Contractual          1.03%   July 1, 2009         April 30, 2012
     Class C Shares                               Contractual          1.03%   July 1, 2009         April 30, 2012
     Class R Shares                               Contractual          0.53%   July 1, 2009         April 30, 2012
     Class Y Shares                               Contractual          0.03%   July 1, 2009         April 30, 2012
     Institutional Class Shares                   Contractual          0.03%   July 1, 2009         April 30, 2012
Invesco International Allocation Fund
     Class A Shares                               Contractual          0.43%   July 1, 2009         April 30, 2012
     Class B Shares                               Contractual          1.18%   July 1, 2009         April 30, 2012
     Class C Shares                               Contractual          1.18%   July 1, 2009         April 30, 2012
     Class R Shares                               Contractual          0.68%   July 1, 2009         April 30, 2012
     Class Y Shares                               Contractual          0.18%   July 1, 2009         April 30, 2012
     Institutional Class Shares                   Contractual          0.18%   July 1, 2009         April 30, 2012
Invesco Mid Cap Core Equity Fund
     Class A Shares                               Contractual          2.00%   July 1, 2009         April 30, 2012
     Class B Shares                               Contractual          2.75%   July 1, 2009         April 30, 2012
     Class C Shares                               Contractual          2.75%   July 1, 2009         April 30, 2012
     Class R Shares                               Contractual          2.25%   July 1, 2009         April 30, 2012
     Class Y Shares                               Contractual          1.75%   July 1, 2009         April 30, 2012
     Institutional Class Shares                   Contractual          1.75%   July 1, 2009         April 30, 2012
Invesco Moderate Allocation Fund
     Class A Shares                               Contractual          0.37%   July 1, 2009         June 30, 2012
     Class B Shares                               Contractual          1.12%   July 1, 2009         June 30, 2012
     Class C Shares                               Contractual          1.12%   July 1, 2009         June 30, 2012
     Class R Shares                               Contractual          0.62%   July 1, 2009         June 30, 2012
     Class S Shares                               Contractual          0.27%   September 25, 2009   June 30, 2012
     Class Y Shares                               Contractual          0.12%   July 1, 2009         June 30, 2012
     Institutional Class Shares                   Contractual          0.12%   July 1, 2009         June 30, 2012
Invesco Moderately Conservative Allocation Fund
     Class A Shares                               Contractual          0.39%   July 1, 2009         June 30, 2012
     Class B Shares                               Contractual          1.14%   July 1, 2009         June 30, 2012
     Class C Shares                               Contractual          1.14%   July 1, 2009         June 30, 2012
     Class R Shares                               Contractual          0.64%   July 1, 2009         June 30, 2012
     Class S Shares                               Contractual          0.29%   June 6, 2011         June 30, 2012
     Class Y Shares                               Contractual          0.14%   July 1, 2009         June 30, 2012
     Institutional Class Shares                   Contractual          0.14%   July 1, 2009         June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                             as of July 18, 2011

                                         CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY     LIMITATION      CURRENT LIMIT          DATE
--------------------------------------   ------------   -----------   -----------------   --------------
Invesco Small Cap Growth Fund
     Class A Shares                      Contractual          2.00%   July 1, 2009        April 30, 2012
     Class B Shares                      Contractual          2.75%   July 1, 2009        April 30, 2012
     Class C Shares                      Contractual          2.75%   July 1, 2009        April 30, 2012
     Class R Shares                      Contractual          2.25%   July 1, 2009        April 30, 2012
     Class Y Shares                      Contractual          1.75%   July 1, 2009        April 30, 2012
     Investor Class Shares               Contractual          2.00%   July 1, 2009        April 30, 2012
     Institutional Class Shares          Contractual          1.75%   July 1, 2009        April 30, 2012

Invesco Van Kampen Leaders Fund*
     Class A Shares                      Contractual          0.50%   February 12, 2010   June 30, 2012
     Class B Shares                      Contractual          1.25%   February 12, 2010   June 30, 2012
     Class C Shares                      Contractual          1.25%   February 12, 2010   June 30, 2012
     Class Y Shares                      Contractual          0.25%   February 12, 2010   June 30, 2012

Invesco Van Kampen U.S. Mortgage Fund*
     Class A Shares                      Contractual          0.96%   February 12, 2010   June 30, 2012
     Class B Shares                      Contractual          1.71%   February 12, 2010   June 30, 2012
     Class C Shares                      Contractual          1.71%   February 12, 2010   June 30, 2012
     Class Y Shares                      Contractual          0.71%   February 12, 2010   June 30, 2012
     Institutional Class Shares          Contractual          0.71%   February 12, 2010   June 30, 2012

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                             CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF      EXPIRATION
FUND                                          VOLUNTARY     LIMITATION      CURRENT LIMIT           DATE
------------------------------------------   ------------   -----------   -----------------   -----------------
Invesco Asia Pacific Growth Fund
     Class A Shares                          Contractual          2.25%   July 1, 2009        February 28, 2012
     Class B Shares                          Contractual          3.00%   July 1, 2009        February 28, 2012
     Class C Shares                          Contractual          3.00%   July 1, 2009        February 28, 2012
     Class Y Shares                          Contractual          2.00%   July 1, 2009        February 28, 2012
Invesco European Growth Fund
     Class A Shares                          Contractual          2.25%   July 1, 2009        February 28, 2012
     Class B Shares                          Contractual          3.00%   July 1, 2009        February 28, 2012
     Class C Shares                          Contractual          3.00%   July 1, 2009        February 28, 2012
     Class R Shares                          Contractual          2.50%   July 1, 2009        February 28, 2012
     Class Y Shares                          Contractual          2.00%   July 1, 2009        February 28, 2012
     Investor Class Shares                   Contractual          2.25%   July 1, 2009        February 28, 2012
Invesco Global Growth Fund
     Class A Shares                          Contractual          2.25%   May 23, 2011        February 28, 2012
     Class B Shares                          Contractual          3.00%   May 23, 2011        February 28, 2012
     Class C Shares                          Contractual          3.00%   May 23, 2011        February 28, 2012
     Class Y Shares                          Contractual          2.00%   May 23, 2011        February 28, 2012
     Institutional Class Shares              Contractual          2.00%   May 23, 2011        February 28, 2012
Invesco Global Small & Mid Cap Growth Fund
     Class A Shares                          Contractual          2.25%   July 1, 2009        February 28, 2012
     Class B Shares                          Contractual          3.00%   July 1, 2009        February 28, 2012
     Class C Shares                          Contractual          3.00%   July 1, 2009        February 28, 2012
     Class Y Shares                          Contractual          2.00%   July 1, 2009        February 28, 2012
     Institutional Class Shares              Contractual          2.00%   July 1, 2009        February 28, 2012
Invesco International Core Equity Fund
     Class A Shares                          Contractual          2.25%   July 1, 2009        February 28, 2012
     Class B Shares                          Contractual          3.00%   July 1, 2009        February 28, 2012
     Class C Shares                          Contractual          3.00%   July 1, 2009        February 28, 2012
     Class R Shares                          Contractual          2.50%   July 1, 2009        February 28, 2012
     Class Y Shares                          Contractual          2.00%   July 1, 2009        February 28, 2012
     Investor Class Shares                   Contractual          2.25%   July 1, 2009        February 28, 2012
     Institutional Class Shares              Contractual          2.00%   July 1, 2009        February 28, 2012

See page 14 for footnotes to Exhibit A.

                                                             as of July 18, 2011

                                    CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                                 VOLUNTARY     LIMITATION      CURRENT LIMIT         DATE
---------------------------------   ------------   -----------   -----------------   -------------
Invesco International Growth Fund
     Class A Shares                 Contractual          1.40%   May 23, 2011        June 30, 2013
     Class B Shares                 Contractual          2.15%   May 23, 2011        June 30, 2013
     Class C Shares                 Contractual          2.15%   May 23, 2011        June 30, 2013
     Class R Shares                 Contractual          1.65%   May 23, 2011        June 30, 2013
     Class Y Shares                 Contractual          1.15%   May 23, 2011        June 30, 2013
     Institutional Class Shares     Contractual          1.15%   May 23, 2011        June 30, 2013

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                   CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF      EXPIRATION
FUND                                                VOLUNTARY     LIMITATION      CURRENT LIMIT           DATE
------------------------------------------------   ------------   -----------   -----------------   -----------------
Invesco Balanced-Risk Allocation Fund(7)
     Class A Shares                                Contractual          1.04%   November 4, 2009    February 28, 2012
     Class B Shares                                Contractual          1.79%   November 4, 2009    February 28, 2012
     Class C Shares                                Contractual          1.79%   November 4, 2009    February 28, 2012
     Class R Shares                                Contractual          1.29%   November 4, 2009    February 28, 2012
     Class Y Shares                                Contractual          0.79%   November 4, 2009    February 28, 2012
     Institutional Class Shares                    Contractual          0.79%   November 4, 2009    February 28, 2012
Invesco Balanced-Risk Commodity Strategy Fund(10)
     Class A Shares                                Contractual          1.22%   November 29, 2010   February 28, 2012
     Class B Shares                                Contractual          1.97%   November 29, 2010   February 28, 2012
     Class C Shares                                Contractual          1.97%   November 29, 2010   February 28, 2012
     Class R Shares                                Contractual          1.47%   November 29, 2010   February 28, 2012
     Class Y Shares                                Contractual          0.97%   November 29, 2010   February 28, 2012
     Institutional Class Shares                    Contractual          0.97%   November 29, 2010   February 28, 2012
Invesco China Fund
     Class A Shares                                Contractual          2.25%   July 1, 2009        February 28, 2012
     Class B Shares                                Contractual          3.00%   July 1, 2009        February 28, 2012
     Class C Shares                                Contractual          3.00%   July 1, 2009        February 28, 2012
     Class Y Shares                                Contractual          2.00%   July 1, 2009        February 28, 2012
     Institutional Class Shares                    Contractual          2.00%   July 1, 2009        February 28, 2012
Invesco Commodities Strategy Fund*(11)
     Class A Shares                                Contractual          1.25%   February 12, 2010   June 30, 2012
     Class B Shares                                Contractual          2.00%   February 12, 2010   June 30, 2012
     Class C Shares                                Contractual          2.00%   February 12, 2010   June 30, 2012
     Class R Shares                                Contractual          1.50%   February 12, 2010   June 30, 2012
     Class Y Shares                                Contractual          1.00%   February 12, 2010   June 30, 2012
     Institutional Class Shares                    Contractual          1.00%   February 12, 2010   June 30, 2012
Invesco Developing Markets Fund
     Class A Shares                                Contractual          2.10%   May 23, 2011        June 30, 2012
     Class B Shares                                Contractual          2.85%   May 23, 2011        June 30, 2012
     Class C Shares                                Contractual          2.85%   May 23, 2011        June 30, 2012
     Class Y Shares                                Contractual          1.85%   May 23, 2011        June 30, 2012
     Institutional Class Shares                    Contractual          1.85%   May 23, 2011        June 30, 2012
Invesco Emerging Markets Equity Fund
     Class A Shares                                Contractual          1.85%   May 11, 2011        June 30, 2012
     Class C Shares                                Contractual          2.60%   May 11, 2011        June 30, 2012
     Class R Shares                                Contractual          2.10%   May 11, 2011        June 30, 2012
     Class Y Shares                                Contractual          1.60%   May 11, 2011        June 30, 2012
     Institutional Class Shares                    Contractual          1.60%   May 11, 2011        June 30, 2012
Invesco Emerging Market Local Currency Debt Fund
     Class A Shares                                Contractual          1.24%   June 14, 2010       February 28, 2012
     Class B Shares                                Contractual          1.99%   June 14, 2010       February 28, 2012
     Class C Shares                                Contractual          1.99%   June 14, 2010       February 28, 2012
     Class R Shares                                Contractual          1.49%   June 14, 2010       February 28, 2012
     Class Y Shares                                Contractual          0.99%   June 14, 2010       February 28, 2012
     Institutional Class Shares                    Contractual          0.99%   June 14, 2010       February 28, 2012

See page 14 for footnotes to Exhibit A.

                                                             as of July 18, 2011

                                                            CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF      EXPIRATION
FUND                                                         VOLUNTARY     LIMITATION      CURRENT LIMIT           DATE
---------------------------------------------------------   ------------   -----------   -----------------   -----------------
Invesco Endeavor Fund
     Class A Shares                                         Contractual          2.00%   July 1, 2009        February 28, 2012
     Class B Shares                                         Contractual          2.75%   July 1, 2009        February 28, 2012
     Class C Shares                                         Contractual          2.75%   July 1, 2009        February 28, 2012
     Class R Shares                                         Contractual          2.25%   July 1, 2009        February 28, 2012
     Class Y Shares                                         Contractual          1.75%   July 1, 2009        February 28, 2012
     Institutional Class Shares                             Contractual          1.75%   July 1, 2009        February 28, 2012
Invesco Global Advantage Fund*
     Class A Shares                                         Contractual          1.41%   February 12, 2010   June 30, 2012
     Class B Shares                                         Contractual          2.16%   February 12, 2010   June 30, 2012
     Class C Shares                                         Contractual          2.16%   February 12, 2010   June 30, 2012
     Class Y Shares                                         Contractual          1.16%   February 12, 2010   June 30, 2012
Invesco Global Health Care Fund
     Class A Shares                                         Contractual          1.65%   May 23, 2011        June 30, 2012
     Class B Shares                                         Contractual          2.40%   May 23, 2011        June 30, 2012
     Class C Shares                                         Contractual          2.40%   May 23, 2011        June 30, 2012
     Class Y Shares                                         Contractual          1.40%   May 23, 2011        June 30, 2012
     Investor Class Shares                                  Contractual          1.65%   May 23, 2011        June 30, 2012
Invesco International Total Return Fund
     Class A Shares                                         Contractual          1.10%   March 31, 2006      February 28, 2012
     Class B Shares                                         Contractual          1.85%   March 31, 2006      February 28, 2012
     Class C Shares                                         Contractual          1.85%   March 31, 2006      February 28, 2012
     Class Y Shares                                         Contractual          0.85%   October 3, 2008     February 28, 2012
     Institutional Class Shares                             Contractual          0.85%   March 31, 2006      February 28, 2012

Invesco Pacific Growth Fund*
     Class A Shares                                         Contractual          1.88%   February 12, 2010   June 30, 2012
     Class B Shares                                         Contractual          2.63%   February 12, 2010   June 30, 2012
     Class C Shares                                         Contractual          2.63%   February 12, 2010   June 30, 2012
     Class R Shares                                         Contractual          2.13%   February 12, 2010   June 30, 2012
     Class Y Shares                                         Contractual          1.63%   February 12, 2010   June 30, 2012
     Institutional Class Shares                             Contractual          1.63%   May 23, 2011        June 30, 2012
Invesco Small Companies Fund
     Class A Shares                                         Contractual          2.00%   July 1, 2009        February 28, 2012
     Class B Shares                                         Contractual          2.75%   July 1, 2009        February 28, 2012
     Class C Shares                                         Contractual          2.75%   July 1, 2009        February 28, 2012
     Class R Shares                                         Contractual          2.25%   July 1, 2009        February 28, 2012
     Class Y Shares                                         Contractual          1.75%   July 1, 2009        February 28, 2012
     Institutional Class Shares                             Contractual          1.75%   July 1, 2009        February 28, 2012
Invesco Van Kampen Global Tactical Asset Allocation Fund*
     Class A Shares                                         Contractual          1.20%   February 12, 2010   June 30, 2012
     Class B Shares                                         Contractual          1.95%   February 12, 2010   June 30, 2012
     Class C Shares                                         Contractual          1.95%   February 12, 2010   June 30, 2012
     Class R Shares                                         Contractual          1.45%   February 12, 2010   June 30, 2012
     Class Y Shares                                         Contractual          0.95%   February 12, 2010   June 30, 2012
     Institutional Class Shares                             Contractual          0.95%   February 12, 2010   June 30, 2012

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                  CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                               VOLUNTARY     LIMITATION      CURRENT LIMIT         DATE
-------------------------------   ------------   -----------   -----------------   -------------
Invesco Dynamics Fund
     Class A Shares               Contractual          2.00%   July 1, 2009        June 30, 2012
     Class B Shares               Contractual          2.75%   July 1, 2009        June 30, 2012
     Class C Shares               Contractual          2.75%   July 1, 2009        June 30, 2012
     Class R Shares               Contractual          2.25%   July 1, 2009        June 30, 2012
     Class Y Shares               Contractual          1.75%   July 1, 2009        June 30, 2012
     Investor Class Shares        Contractual          2.00%   July 1, 2009        June 30, 2012
     Institutional Class Shares   Contractual          1.75%   July 1, 2009        June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                             as of July 18, 2011

                                          CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                                       VOLUNTARY     LIMITATION      CURRENT LIMIT         DATE
---------------------------------------   ------------   -----------   -----------------   -------------
Invesco Global Real Estate Fund
     Class A Shares                       Contractual          2.00%     July 1, 2009        June 30, 2012
     Class B Shares                       Contractual          2.75%     July 1, 2009        June 30, 2012
     Class C Shares                       Contractual          2.75%     July 1, 2009        June 30, 2012
     Class R Shares                       Contractual          2.25%     July 1, 2009        June 30, 2012
     Class Y Shares                       Contractual          1.75%     July 1, 2009        June 30, 2012
     Institutional Class Shares           Contractual          1.75%     July 1, 2009        June 30, 2012
Invesco High Yield Fund
     Class A Shares                       Contractual          0.89%     June 6, 2011        June 30, 2013
     Class B Shares                       Contractual          1.64%     June 6, 2011        June 30, 2013
     Class C Shares                       Contractual          1.64%     June 6, 2011        June 30, 2013
     Class Y Shares                       Contractual          0.64%     June 6, 2011        June 30, 2013
     Investor Class Shares                Contractual          0.89%     June 6, 2011        June 30, 2013
     Institutional Class Shares           Contractual          0.64%     June 6, 2011        June 30, 2013
Invesco High Yield Securities Fund*
     Class A Shares                       Contractual          2.13%     February 12, 2010   June 30, 2012
     Class B Shares                       Contractual          2.63%     February 12, 2010   June 30, 2012
     Class C Shares                       Contractual          2.73%     February 12, 2010   June 30, 2012
     Class Y Shares                       Contractual          1.88%     February 12, 2010   June 30, 2012
Invesco Municipal Bond Fund
     Class A Shares                       Contractual          0.70%     July 1, 2011        June 30, 2012
     Class B Shares                       Contractual          1.45%     July 1, 2011        June 30, 2012
     Class C Shares                       Contractual          1.45%     July 1, 2011        June 30, 2012
     Class Y Shares                       Contractual          0.45%     July 1, 2011        June 30, 2012
     Investor Class Shares                Contractual          0.70%     July 1, 2011        June 30, 2012
Invesco Real Estate Fund
     Class A Shares                       Contractual          1.55%     May 23, 2011        June 30, 2012
     Class B Shares                       Contractual          2.30%     May 23, 2011        June 30, 2012
     Class C Shares                       Contractual          2.30%     May 23, 2011        June 30, 2012
     Class R Shares                       Contractual          1.80%     May 23, 2011        June 30, 2012
     Class Y Shares                       Contractual          1.30%     May 23, 2011        June 30, 2012
     Investor Class Shares                Contractual          1.55%     May 23, 2011        June 30, 2012
     Institutional Class Shares           Contractual          1.30%     May 23, 2011        June 30, 2012
Invesco Short Term Bond Fund
     Class A Shares                       Contractual          0.56%     June 6, 2011        June 30, 2013
     Class C Shares                       Contractual          0.91%(8)  March 4, 2009       June 30, 2013
     Class R Shares                       Contractual          0.91%     March 4, 2009       June 30, 2013
     Class Y Shares                       Contractual          0.41%     March 4, 2009       June 30, 2013
     Institutional Class Shares           Contractual          0.41%     March 4, 2009       June 30, 2013
Invesco U.S. Government Fund
     Class A Shares                       Contractual          1.03%     June 6, 2011        June 30, 2012
     Class B Shares                       Contractual          1.78%     June 6, 2011        June 30, 2012
     Class C Shares                       Contractual          1.78%     June 6, 2011        June 30, 2012
     Class R Shares                       Contractual          1.28%     June 6, 2011        June 30, 2012
     Class Y Shares                       Contractual          0.78%     June 6, 2011        June 30, 2012
     Investor Class Shares                Contractual          1.03%     June 6, 2011        June 30, 2012
     Institutional Class Shares           Contractual          0.78%     June 6, 3011        June 30, 2012
Invesco Van Kampen Corporate Bond Fund*
     Class A Shares                       Contractual          0.95%     February 12, 2010   June 30, 2012
     Class B Shares                       Contractual          1.29%(8)  June 6, 2011        June 30, 2012
     Class C Shares                       Contractual          1.65%(8)  June 6, 2011        June 30, 2012
     Class R Shares                       Contractual          1.20%     June 6, 2011        June 30, 2012
     Class Y Shares                       Contractual          0.70%     February 12, 2010   June 30, 2012
     Institutional Class Shares           Contractual          0.70%     February 12, 2010   June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                             as of July 18, 2011

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                          CONTRACTUAL/    EXPENSE       EFFECTIVE DATE OF    EXPIRATION
FUND                                       VOLUNTARY    LIMITATION        CURRENT LIMIT         DATE
----------------------------------------  ------------  -----------     -----------------  ---------------
Invesco Energy Fund
    Class A Shares                        Contractual         2.00%     July 1, 2009       August 31, 2012
    Class B Shares                        Contractual         2.75%     July 1, 2009       August 31, 2012
    Class C Shares                        Contractual         2.75%     July 1, 2009       August 31, 2012
    Class Y Shares                        Contractual         1.75%     July 1, 2009       August 31, 2012
    Investor Class Shares                 Contractual         2.00%     July 1, 2009       August 31, 2012
    Institutional Class Shares            Contractual         1.75%     July 1, 2009       August 31, 2012
Invesco Gold & Precious Metals Fund
    Class A Shares                        Contractual         2.00%     July 1, 2009       August 31, 2012
    Class B Shares                        Contractual         2.75%     July 1, 2009       August 31, 2012
    Class C Shares                        Contractual         2.75%     July 1, 2009       August 31, 2012
    Class Y Shares                        Contractual         1.75%     July 1, 2009       August 31, 2012
    Investor Class Shares                 Contractual         2.00%     July 1, 2009       August 31, 2012
Invesco Leisure Fund
    Class A Shares                        Contractual         2.00%     July 1, 2009       August 31, 2012
    Class B Shares                        Contractual         2.75%     July 1, 2009       August 31, 2012
    Class C Shares                        Contractual         2.75%     July 1, 2009       August 31, 2012
    Class R Shares                        Contractual         2.25%     July 1, 2009       August 31, 2012
    Class Y Shares                        Contractual         1.75%     July 1, 2009       August 31, 2012
    Investor Class Shares                 Contractual         2.00%     July 1, 2009       August 31, 2012
Invesco Technology Fund
    Class A Shares                        Contractual         1.76%     May 23, 2011       June 30, 2012
    Class B Shares                        Contractual         2.51%     May 23, 2011       June 30, 2012
    Class C Shares                        Contractual         2.51%     May 23, 2011       June 30, 2012
    Class Y Shares                        Contractual         1.51%     May 23, 2011       June 30, 2012
    Investor Class Shares                 Contractual         1.76%     May 23, 2011       June 30, 2012
    Institutional Class Shares            Contractual         1.51%     May 23, 2011       June 30, 2012
Invesco Technology Sector Fund*
    Class A Shares                        Contractual         2.00%     February 12, 2010  June 30, 2012
    Class B Shares                        Contractual         2.75%     February 12, 2010  June 30, 2012
    Class C Shares                        Contractual         2.75%     February 12, 2010  June 30, 2012
    Class Y Shares                        Contractual         1.75%     February 12, 2010  June 30, 2012
Invesco U.S. Mid Cap Value Fund*
    Class A Shares                        Contractual         1.27%     February 12, 2010  June 30, 2012
    Class B Shares                        Contractual         2.02%     February 12, 2010  June 30, 2012
    Class C Shares                        Contractual         2.02%     February 12, 2010  June 30, 2012
    Class Y Shares                        Contractual         1.02%     February 12, 2010  June 30, 2012
Invesco Utilities Fund
    Class A Shares                        Contractual         1.32%     May 23, 2011       June 30, 2013
    Class B Shares                        Contractual         2.07%     May 23, 2011       June 30, 2013
    Class C Shares                        Contractual         2.07%     May 23, 2011       June 30, 2013
    Class Y Shares                        Contractual         1.07%     May 23, 2011       June 30, 2013
    Investor Class Shares                 Contractual         1.32%     May 23, 2011       June 30, 2013
    Institutional Class Shares            Contractual         1.07%     May 23, 2011       June 30, 2013

Invesco Value Fund*
    Class A Shares                        Contractual         1.25%     February 12, 2010  June 30, 2012
    Class B Shares                        Contractual         2.00%     February 12, 2010  June 30, 2012
    Class C Shares                        Contractual         2.00%     February 12, 2010  June 30, 2012
    Class Y Shares                        Contractual         1.00%     February 12, 2010  June 30, 2012

Invesco Van Kampen American Value Fund*
    Class A Shares                        Contractual         1.41%     February 12, 2010  June 30, 2012
    Class B Shares                        Contractual         1.65%(8)  May 23, 2011       June 30, 2012
    Class C Shares                        Contractual         2.16%     February 12, 2010  June 30, 2012
    Class R Shares                        Contractual         1.66%     February 12, 2010  June 30, 2012
    Class Y Shares                        Contractual         1.16%     February 12, 2010  June 30, 2012
    Institutional Class Shares            Contractual         1.16%     February 12, 2010  June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                             as of July 18, 2011

                                          CONTRACTUAL/    EXPENSE       EFFECTIVE DATE OF    EXPIRATION
FUND                                       VOLUNTARY    LIMITATION        CURRENT LIMIT         DATE
----------------------------------------  ------------  -----------     -----------------  ---------------
Invesco Van Kampen Comstock Fund*
    Class A Shares                        Contractual         0.89%     February 12, 2010  June 30, 2012
    Class B Shares                        Contractual         1.64%     February 12, 2010  June 30, 2012
    Class C Shares                        Contractual         1.64%     February 12, 2010  June 30, 2012
    Class R Shares                        Contractual         1.14%     February 12, 2010  June 30, 2012
    Class Y Shares                        Contractual         0.64%     February 12, 2010  June 30, 2012
    Institutional Class Shares            Contractual         0.64%     February 12, 2010  June 30, 2012

Invesco Van Kampen Mid Cap Growth Fund*
    Class A Shares                        Contractual         1.40%     February 12, 2010  June 30, 2012
    Class B Shares                        Contractual         2.15%     February 12, 2010  June 30, 2012
    Class C Shares                        Contractual         2.15%     February 12, 2010  June 30, 2012
    Class R Shares                        Contractual         1.65%     February 12, 2010  June 30, 2012
    Class Y Shares                        Contractual         1.15%     February 12, 2010  June 30, 2012
    Institutional Class Shares            Contractual         1.15%     February 12, 2010  June 30, 2012

Invesco Van Kampen Small Cap Value Fund*
    Class A Shares                        Contractual         1.03%     May 23, 2011       June 30, 2012
    Class B Shares                        Contractual         1.40%(8)  May 23, 2011       June 30, 2012
    Class C Shares                        Contractual         1.78%     May 23, 2011       June 30, 2012
    Class Y Shares                        Contractual         0.78%     May 23, 2011       June 30, 2012

Van Kampen Value Opportunities Fund*
    Class A Shares                        Contractual         1.41%     February 12, 2010  June 30, 2012
    Class B Shares                        Contractual         2.16%     February 12, 2010  June 30, 2012
    Class C Shares                        Contractual         2.16%     February 12, 2010  June 30, 2012
    Class R Shares                        Contractual         1.66%     May 23, 2011       June 30, 2012
    Class Y Shares                        Contractual         1.16%     February 12, 2010  June 30, 2012
    Institutional Class Shares            Contractual         1.16%     May 23, 2011       June 30, 2012

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                             CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                                          VOLUNTARY    LIMITATION     CURRENT LIMIT        DATE
-----------------------------------------------------------  ------------  -----------  -----------------  -------------
Invesco High Income Municipal Fund
    Class A Shares                                           Voluntary           0.85%  July 1, 2011       N/A(9)
    Class B Shares                                           Voluntary           1.60%  July 1, 2011       N/A(9)
    Class C Shares                                           Voluntary           1.60%  July 1, 2011       N/A(9)
    Class Y Shares                                           Voluntary           0.60%  July 1, 2011       N/A(9)
    Institutional Class Shares                               Voluntary           0.60%  July 1, 2011       N/A(9)

Invesco Van Kampen High Yield Municipal Fund*
    Class A Shares                                           Contractual         0.87%  February 12, 2010  June 30, 2012
    Class B Shares                                           Contractual         1.62%  February 12, 2010  June 30, 2012
    Class C Shares                                           Contractual         1.62%  February 12, 2010  June 30, 2012
    Class Y Shares                                           Contractual         0.62%  February 12, 2010  June 30, 2012

Invesco Van Kampen Intermediate Term Municipal Income Fund*
    Class A Shares                                           Contractual         0.75%  June 6, 2011       June 30, 2013
    Class B Shares                                           Contractual         1.50%  June 6, 2011       June 30, 2013
    Class C Shares                                           Contractual         1.50%  June 6, 2011       June 30, 2013
    Class Y Shares                                           Contractual         0.50%  June 6, 2011       June 30, 2013

See page 14 for footnotes to Exhibit A.

                                                             as of July 18, 2011

                                                             CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                                          VOLUNTARY    LIMITATION     CURRENT LIMIT        DATE
-----------------------------------------------------------  ------------  -----------  -----------------  -------------
Invesco Van Kampen Municipal Income Fund*
    Class A Shares                                           Contractual         0.83%  June 6, 2011       June 30, 2013
    Class B Shares                                           Contractual         1.58%  June 6, 2011       June 30, 2013
    Class C Shares                                           Contractual         1.58%  June 6, 2011       June 30, 2013
    Class Y Shares                                           Contractual         0.58%  June 6, 2011       June 30, 2013

Invesco Van Kampen New York Tax Free Income Fund*
    Class A Shares                                           Contractual         0.78%  February 12, 2010  June 30, 2012
    Class B Shares                                           Contractual         1.53%  February 12, 2010  June 30, 2012
    Class C Shares                                           Contractual         1.53%  February 12, 2010  June 30, 2012
    Class Y Shares                                           Contractual         0.53%  February 12, 2010  June 30, 2012

----------
1 The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

2 In addition upon closing of a reorganization with Van Kampen 2020 Retirement Strategy and Van Kampen 2025 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.41%, 1.16%, 0.66% and 0.16% for Class A5, C5, R5 and Y, respectively.

3 In addition upon closing of a reorganization with Van Kampen 30 Retirement Strategy and Van Kampen 2035 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.29%, 1.04%, 0.54% and 0.04% for Class A5, C5, R5 and Y, respectively.

4 In addition upon closing of a reorganization with Van Kampen 2040 Retirement Strategy and Van Kampen 2045 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.28%, 1.03%, 0.53% and 0.03% for Class A5, C5, R5 and Y, respectively.

5 In addition upon closing of a reorganization with Van Kampen 50 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.26%, 1.01%, 0.51% and 0.01% for Class A5, C5, R5 and Y, respectively.

6 In addition upon closing of a reorganization with Van Kampen In Retirement, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.47%, 1.22%, 0.72% and 0.22% for Class A5, C5, R5 and Y, respectively.

7 Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.

8 The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

9 Invesco may establish, amend or terminate voluntary waivers at any time in its sole discretion after consultation with the Trust.

10 Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.

11 Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund II, Ltd.

                                                             as of July 18, 2011

               EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS(1,2)
               ---------------------------------------------------

                          SHORT-TERM INVESTMENTS TRUST

                                   CONTRACTUAL/    EXPENSE       EFFECTIVE DATE OF     EXPIRATION
FUND                                VOLUNTARY    LIMITATION        CURRENT LIMIT          DATE
---------------------------------  ------------  -----------     -----------------  -----------------
Government & Agency Portfolio
    Cash Management Class          Contractual         0.22%(2)  July 1, 2009       December 31, 2011
    Corporate Class                Contractual         0.17%     July 1, 2009       December 31, 2011
    Institutional Class            Contractual         0.14%     July 1, 2009       December 31, 2011
    Personal Investment Class      Contractual         0.69%(2)  July 1, 2009       December 31, 2011
    Private Investment Class       Contractual         0.44%(2)  July 1, 2009       December 31, 2011
    Reserve Class                  Contractual         1.01%(2)  July 1, 2009       December 31, 2011
    Resource Class                 Contractual         0.30%(2)  July 1, 2009       December 31, 2011

Government TaxAdvantage Portfolio
    Cash Management Class          Contractual         0.22%(2)  July 1, 2009       December 31, 2011
    Corporate Class                Contractual         0.17%     July 1, 2009       December 31, 2011
    Institutional Class            Contractual         0.14%     July 1, 2009       December 31, 2011
    Personal Investment Class      Contractual         0.69%(2)  July 1, 2009       December 31, 2011
    Private Investment Class       Contractual         0.39%(2)  July 1, 2009       December 31, 2011
    Reserve Class                  Contractual         1.01%(2)  July 1, 2009       December 31, 2011
    Resource Class                 Contractual         0.30%(2)  July 1, 2009       December 31, 2011

Liquid Assets Portfolio
    Cash Management Class          Contractual         0.22%(2)  July 1, 2009       December 31, 2011
    Corporate Class                Contractual         0.17%     July 1, 2009       December 31, 2011
    Institutional Class            Contractual         0.14%     July 1, 2009       December 31, 2011
    Personal Investment Class      Contractual         0.69%(2)  July 1, 2009       December 31, 2011
    Private Investment Class       Contractual         0.44%(2)  July 1, 2009       December 31, 2011
    Reserve Class                  Contractual         1.01%(2)  July 1, 2009       December 31, 2011
    Resource Class                 Contractual         0.34%     July 1, 2009       December 31, 2011

STIC Prime Portfolio
    Cash Management Class          Contractual         0.22%(2)  July 1, 2009       December 31, 2011
    Corporate Class                Contractual         0.17%     July 1, 2009       December 31, 2011
    Institutional Class            Contractual         0.14%     July 1, 2009       December 31, 2011
    Personal Investment Class      Contractual         0.69%(2)  July 1, 2009       December 31, 2011
    Private Investment Class       Contractual         0.44%(2)  July 1, 2009       December 31, 2011
    Reserve Class                  Contractual         1.01%(2)  July 1, 2009       December 31, 2011
    Resource Class                 Contractual         0.30%(2)  July 1, 2009       December 31, 2011

Tax-Free Cash Reserve Portfolio(3)
    Cash Management Class          Contractual         0.33%(2)  July 1, 2009       December 31, 2011
    Corporate Class                Contractual         0.28%     July 1, 2009       December 31, 2011
    Institutional Class            Contractual         0.25%     July 1, 2009       December 31, 2011
    Personal Investment Class      Contractual         0.80%(2)  July 1, 2009       December 31, 2011
    Private Investment Class       Contractual         0.50%(2)  July 1, 2009       December 31, 2011
    Reserve Class                  Contractual         1.12%(2)  July 1, 2009       December 31, 2011
    Resource Class                 Contractual         0.41%(2)  July 1, 2009       December 31, 2011

Treasury Portfolio(3)
    Cash Management Class          Contractual         0.22%(2)  July 1, 2009       December 31, 2011
    Corporate Class                Contractual         0.17%     July 1, 2009       December 31, 2011
    Institutional Class            Contractual         0.14%     July 1, 2009       December 31, 2011
    Personal Investment Class      Contractual         0.69%(2)  July 1, 2009       December 31, 2011
    Private Investment Class       Contractual         0.44%(2)  July 1, 2009       December 31, 2011
    Reserve Class                  Contractual         1.01%(2)  July 1, 2009       December 31, 2011
    Resource Class                 Contractual         0.30%(2)  July 1, 2009       December 31, 2011

----------
1 The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.

2 The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

3 The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                             as of July 18, 2011

                     EXHIBIT "C" - VARIABLE INSURANCE FUNDS
                     --------------------------------------

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                                               CONTRACTUAL/    EXPENSE       EFFECTIVE DATE OF     EXPIRATION
FUND                                                            VOLUNTARY    LIMITATION        CURRENT LIMIT          DATE
-------------------------------------------------------------  ------------  -----------     ------------------  --------------
Invesco V.I. Balanced-Risk Allocation Fund(1)
    Series I Shares                                            Contractual         0.70%     December 22, 2010   June 30, 2013

    Series II Shares                                           Contractual         0.95%     December 22, 2010   June 30, 2013

Invesco V.I. Basic Value Fund
    Series I Shares                                            Contractual         1.30%     January 1, 2005     April 30, 2012

    Series II Shares                                           Contractual         1.45%     January 1, 2005     April 30, 2012

Invesco V.I. Capital Appreciation Fund
    Series I Shares                                            Contractual         1.30%     January 1, 2005     April 30, 2012

    Series II Shares                                           Contractual         1.45%     January 1, 2005     April 30, 2012

Invesco V.I. Capital Development Fund
    Series I Shares                                            Contractual         1.30%     January 1, 2005     June 30, 2012

    Series II Shares                                           Contractual         1.45%     January 1, 2005     June 30, 2012

Invesco V.I. Core Equity Fund
    Series I Shares                                            Contractual         1.30%     January 1, 2005     April 30, 2012

    Series II Shares                                           Contractual         1.45%     January 1, 2005     April 30, 2012

Invesco V.I. Diversified Income Fund
    Series I Shares                                            Contractual         0.75%     July 1, 2005        April 30, 2012

    Series II Shares                                           Contractual         1.00%     July 1, 2005        April 30, 2012

Invesco V.I. Dividend Growth Fund*
    Series I Shares                                            Contractual         0.67%     February 12, 2010   June 30, 2012

    Series II Shares                                           Contractual         0.92%     February 12, 2010   June 30, 2012
Invesco V.I. Global Health Care Fund
    Series I Shares                                            Contractual         1.30%     April 30, 2004      April 30, 2012

    Series II Shares                                           Contractual         1.45%     April 30, 2004      April 30, 2012

Invesco V.I. Global Real Estate Fund
    Series I Shares                                            Contractual         1.30%     April 30, 2004      April 30, 2012

    Series II Shares                                           Contractual         1.45%     April 30, 2004      April 30, 2012

Invesco V.I. Government Securities Fund
    Series I Shares                                            Contractual         0.60%     May 2, 2011         June 30, 2012

    Series II Shares                                           Contractual         0.85%     May 2, 2011         June 30, 2012

----------
1 Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                                             as of July 18, 2011

                                                               CONTRACTUAL/    EXPENSE       EFFECTIVE DATE OF     EXPIRATION
FUND                                                            VOLUNTARY    LIMITATION        CURRENT LIMIT          DATE
-------------------------------------------------------------  ------------  -----------     ------------------  --------------
Invesco V.I. High Yield Fund
    Series II Shares                                           Contractual         0.80%     May 2, 2011         June 30, 2013

    Series II Shares                                           Contractual         1.05%     May 2, 2011         June 30, 2013

Invesco V.I. High Yield Securities Fund*
    Series I Shares                                            Contractual         1.75%     February 12, 2010   June 30, 2012

    Series II Shares                                           Contractual         2.00%     February 12, 2010   June 30, 2012

Invesco V.I. International Growth Fund
    Series I Shares                                            Contractual         1.11%     May 2, 2011         June 30, 2012

    Series II Shares                                           Contractual         1.36%     May 2, 2011         June 30, 2012

Invesco V.I. Leisure Fund
    Series I Shares                                            Contractual         1.01%     April 30, 2004      April 30, 2012

    Series II Shares                                           Contractual         1.26%     April 30, 2004      April 30, 2012

Invesco V.I. Mid Cap Core Equity Fund
    Series I Shares                                            Contractual         1.30%     September 10, 2001  April 30, 2012

    Series II Shares                                           Contractual         1.45%     September 10, 2001  April 30, 2012

Invesco V.I. Money Market Fund
    Series I Shares                                            Contractual         1.30%     January 1, 2005     April 30, 2012

    Series II Shares                                           Contractual         1.45%     January 1, 2005     April 30, 2012


Invesco V.I. S&P 500 Index Fund*
    Series I Shares                                            Contractual         0.28%     February 12, 2010   June 30, 2012

    Series II Shares                                           Contractual         0.53%     February 12, 2010   June 30, 2012

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund*
    Series I Shares                                            Contractual         0.37%     February 12, 2010   June 30, 2012

    Series II Shares                                           Contractual         0.62%     February 12, 2010   June 30, 2012

Invesco V.I. Small Cap Equity Fund
    Series I Shares                                            Contractual         1.15%     July 1, 2005        April 30, 2012

    Series II Shares                                           Contractual         1.40%     July 1, 2005        April 30, 2012

Invesco V.I. Technology Fund
    Series I Shares                                            Contractual         1.30%     April 30, 2004      April 30, 2012

    Series II Shares                                           Contractual         1.45%     April 30, 2004      April 30, 2012

Invesco V.I. Utilities Fund
    Series I Shares                                            Contractual         0.93%     September 23, 2005  April 30, 2012

    Series II Shares                                           Contractual         1.18%     September 23, 2005  April 30, 2012

Invesco Van Kampen V.I. Capital Growth Fund*
    Series I Shares                                            Contractual         0.84%     February 12, 2010   June 30, 2012

    Series II Shares                                           Contractual         1.09%     February 12, 2010   June 30, 2012

                                                             as of July 18, 2011

                                                               CONTRACTUAL/    EXPENSE       EFFECTIVE DATE OF     EXPIRATION
FUND                                                            VOLUNTARY    LIMITATION        CURRENT LIMIT          DATE
-------------------------------------------------------------  ------------  -----------     ------------------  --------------
Invesco Van Kampen V.I. Comstock Fund*
    Series I Shares                                            Contractual         0.62%     February 12, 2010   June 30, 2012

    Series II Shares                                           Contractual         0.87%     February 12, 2010   June 30, 2012

Invesco Van Kampen V.I. Equity and Income Fund*
    Series I Shares                                            Contractual         0.70%     February 12, 2010   June 30, 2012

    Series II Shares                                           Contractual         0.75%(2)  February 12, 2010   June 30, 2012

Invesco Van Kampen V.I. Global Value Equity Fund*
    Series I Shares                                            Contractual         0.94%     May 2, 2011         June 30, 2012

    Series II Shares                                           Contractual         1.19%     May 2, 2011         June 30, 2012

Invesco Van Kampen V.I. Growth and Income Fund*
    Series I Shares                                            Contractual         0.62%     February 12, 2010   June 30, 2012

    Series II Shares                                           Contractual         0.87%     February 12, 2010   June 30, 2012

Invesco Van Kampen V.I. Mid Cap Growth Fund*
    Series I Shares                                            Contractual         1.01%     February 12, 2010   June 30, 2012

    Series II Shares                                           Contractual         1.26%     February 12, 2010   June 30, 2012

Invesco Van Kampen V.I. Mid Cap Value Fund*
    Series I Shares                                            Contractual         1.18%     February 12, 2010   June 30, 2012

    Series II Shares                                           Contractual         1.28%(2)  February 12, 2010   June 30, 2012

----------
2 The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

                                                             as of July 18, 2011

                        EXHIBIT "D" - CLOSED-END FUNDS(1)
                        -------------------------------

               INVESCO CALIFORNIA INSURED MUNICIPAL INCOME TRUST

                            CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF        EXPIRATION
FUND                         VOLUNTARY    LIMITATION      CURRENT LIMIT             DATE
--------------------------  ------------  -----------  --------------------     -------------
Invesco California Insured
Municipal Income Trust      Contractual   0.67%        June 1, 2010             June 30, 2012

                INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES

                            CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF        EXPIRATION
FUND                         VOLUNTARY    LIMITATION      CURRENT LIMIT             DATE
--------------------------  ------------  -----------  --------------------     -------------
Invesco California Quality
Municipal Securities        Contractual         0.70%  June 1, 2010             June 30, 2012

                         INVESCO HIGH YIELD FUND, INC.

                              CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF        EXPIRATION
FUND                           VOLUNTARY    LIMITATION      CURRENT LIMIT             DATE
--------------------------    ------------  -----------  --------------------     -------------
Invesco High Yield Investment
Funds, Inc.                   Contractual   0.98%        June  1, 2010            June 30, 2012

                INVESCO INSURED CALIFORNIA MUNICIPAL SECURITIES

                              CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF        EXPIRATION
FUND                           VOLUNTARY    LIMITATION      CURRENT LIMIT             DATE
--------------------------    ------------  -----------  --------------------     -------------
Invesco Insured California
Municipal Securities          Contractual         0.70%  June 1, 2010             June 30, 2012

                      INVESCO INSURED MUNICIPAL BOND TRUST

                                CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                             VOLUNTARY    LIMITATION     CURRENT LIMIT           DATE
--------------------------      ------------  -----------  --------------------   -------------
Invesco Insured Municipal Bond
Trust                           Contractual   1.00%        June 1, 2010           June 30, 2012

                     INVESCO INSURED MUNICIPAL INCOME TRUST

                             CONTRACTUAL/     EXPENSE      EFFECTIVE DATE OF       EXPIRATION
FUND                          VOLUNTARY     LIMITATION       CURRENT LIMIT            DATE
--------------------------   ------------   -----------   --------------------    -------------
Invesco Insured Municipal
  Income Trust               Contractual    0.64%         June 1, 2010            June 30, 2012

                      INVESCO INSURED MUNICIPAL SECURITIES

                             CONTRACTUAL/     EXPENSE      EFFECTIVE DATE OF       EXPIRATION
FUND                          VOLUNTARY     LIMITATION       CURRENT LIMIT            DATE
--------------------------   ------------   -----------   --------------------    -------------
Invesco Insured Municipal
Securities                   Contractual    0.54%         June 1, 2010            June 30, 2012

                                                             as of July 18, 2011

                        INVESCO INSURED MUNICIPAL TRUST

                             CONTRACTUAL/     EXPENSE      EFFECTIVE DATE OF       EXPIRATION
FUND                          VOLUNTARY     LIMITATION       CURRENT LIMIT            DATE
--------------------------   ------------   -----------   --------------------    -------------
Invesco Insured Municipal
Trust                        Contractual    0.66%         June 1, 2010            June 30, 2012

                  INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

                             CONTRACTUAL/     EXPENSE      EFFECTIVE DATE OF       EXPIRATION
FUND                          VOLUNTARY     LIMITATION       CURRENT LIMIT            DATE
--------------------------   ------------   -----------   --------------------    -------------
Invesco Municipal Income
Opportunities Trust          Contractual    0.73%         June 1, 2010            June 30, 2012

                INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II

                             CONTRACTUAL/     EXPENSE      EFFECTIVE DATE OF       EXPIRATION
FUND                          VOLUNTARY     LIMITATION       CURRENT LIMIT            DATE
--------------------------   ------------   -----------   --------------------    -------------
Invesco Municipal Income
Opportunities Trust II       Contractual    0.73%         June 1, 2010            June 30, 2012

                INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III

                             CONTRACTUAL/     EXPENSE      EFFECTIVE DATE OF       EXPIRATION
FUND                          VOLUNTARY     LIMITATION       CURRENT LIMIT            DATE
--------------------------   ------------   -----------   --------------------    -------------
Invesco Municipal Income
Opportunities Trust III      Contractual    0.84%         June 1, 2010            June 30, 2012

                     INVESCO MUNICIPAL PREMIUM INCOME TRUST

                             CONTRACTUAL/     EXPENSE      EFFECTIVE DATE OF        EXPIRATION
FUND                          VOLUNTARY     LIMITATION       CURRENT LIMIT             DATE
--------------------------   ------------   -----------   --------------------    -------------
Invesco Municipal Premium
Income Trust                 Contractual    1.03%         June 1, 2010            June 30, 2012

                 INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES

                             CONTRACTUAL/     EXPENSE      EFFECTIVE DATE OF       EXPIRATION
FUND                          VOLUNTARY     LIMITATION     CURRENT LIMIT            DATE
--------------------------   ------------   -----------   --------------------    -------------
Invesco New York Quality
Municipal Securities         Contractual    0.80%         June 1, 2010            June 30, 2012

                           INVESCO PRIME INCOME TRUST

                             CONTRACTUAL/     EXPENSE      EFFECTIVE DATE OF       EXPIRATION
FUND                          VOLUNTARY     LIMITATION       CURRENT LIMIT            DATE
--------------------------   ------------   -----------   --------------------    -------------
Invesco Prime Income Trust   Contractual    1.32%         June 1, 2010            June 30, 2012

                                                             as of July 18, 2011

                     INVESCO QUALITY MUNICIPAL INCOME TRUST

                             CONTRACTUAL/     EXPENSE      EFFECTIVE DATE OF       EXPIRATION
FUND                          VOLUNTARY     LIMITATION      CURRENT LIMIT            DATE
--------------------------   ------------   -----------   --------------------    -------------
Invesco Quality Municipal
Income Trust                 Contractual    0.70%         June 1, 2010            June 30, 2012

                   INVESCO QUALITY MUNICIPAL INVESTMENT TRUST

                             CONTRACTUAL/     EXPENSE      EFFECTIVE DATE OF       EXPIRATION
FUND                          VOLUNTARY     LIMITATION       CURRENT LIMIT            DATE
--------------------------   ------------   -----------   --------------------    -------------
Invesco Quality Municipal
Investment Trust            Contractual    0.70%          June 1, 2010            June 30, 2012

                      INVESCO QUALITY MUNICIPAL SECURITIES

                             CONTRACTUAL/     EXPENSE      EFFECTIVE DATE OF       EXPIRATION
FUND                          VOLUNTARY     LIMITATION       CURRENT LIMIT            DATE
--------------------------   ------------   -----------   --------------------    -------------
Invesco Quality Municipal
Securities                   Contractual    0.66%         June 1, 2010            June 30, 2012

---------
1 The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

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